UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2009

ECOSOLUTIONS INTL
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-53225	04-3803966
(Commission File Number)	(I.R.S. Employer Identification No.)

295 East Main Street, Suite 1, Ashland, Oregon	97520
(Address of Principal Executive Offices)	(Zip Code)

(541) 552-9360
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01. REGULATION FD DISCLOSURE

On April 8, 2009, ecoSolutions Intl, a Nevada corporation (the “Company”), distributed to its shareholders a letter providing an update on the Company’s business initiatives.  A copy of the letter is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Shareholder Letter, dated as of April 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSOLUTIONS INTL

Date: April 8, 2009	By:	/s/ WILLIAM PATRIDGE
William Patridge, Chief Executive Officer